IDEX MUTUAL FUNDS
                 IDEX Transamerica Small Company

Supplement dated May 14, 2001 to Prospectus dated March 1, 2001


The  following  replaces the information  concerning  Timothy  S.
Gaumer, CFA, on page 73, the left-hand column, second line, first
paragraph;   and  second  paragraph  under  the   heading   "IDEX
Transamerica Small Company.":

Kenneth F. Broad, CFA, secondary manager

Mr. Broad is assistant vice president and portfolio manager, TIM, and co-manager of a Transamerica corporate account. He has been co-manager of the Transamerica Small Company Fund since 2001. Prior to joining Transamerica in 2000, he was vice president, portfolio manager and analyst, Franklin Templeton Investments, 1994-2000.


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